UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               FORM 8-K/A (No. 1)

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 22, 2004

                             CREATIVE BAKERIES, INC.
                             -----------------------
               (Exact name of Company as specified in its charter)


New York                                    1-13984                 13-382215
--------                                    -------                 ---------
(State or Other Jurisdiction)       (Commission File Number)    (I.R.S. Employer
of Incorporation)                                               Identification)


                     20 Passaic Avenue, Fairfield, NJ 07004
                     --------------------------------------

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 808-9292
                                                           --------------

                                       N/A
                                       ---

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On November 22, 2004, the Registrant (the "Company") filed a current report on Form 8-K advising that its certified accountants, Zeller, Weiss & Kahn LLP ("Zeller") had informed the Company on November 17, 2004 that they had resigned.

      There were no disagreement(s) with Zeller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Zeller, would have caused Zeller to make reference to the subject matter of such disagreement(s) in connection with its audit reports.

      The Company provided Zeller with a copy of the disclosures contained in its Form 8-K filed November 22, 2004, and requested Zeller to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Zeller agrees with the statements in the 8-K Report and, if not, the respects in which it does not agree. At the time of filing the 8-K Report on November 22, 2004, the letter from Zeller was not available. The Company, by amendment to its prior 8-K Report, is providing the Zeller letter addressed to the Securities and Exchange Commission which states Zeller's agreement with the statements in the Company's 8-K Report filed November 22, 2004. The Company incorporates by reference its November 22, 2004 8-K Report and includes the Zeller letter as an Exhibit to this current report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            Exhibit No.        Description
            -----------        -----------

            16.1               Letter from Zeller, Weiss & Kahn LLP dated
                               November 23, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 16, 2004
                                           Creative Bakeries, Inc.
                                           -----------------------
                                           (Registrant)

                                           /s/ Ronald Schutte
                                           Ronald Schutte
                                           Chief Executive Officer and President